UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Bioventus, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) on June 3, 2026. A total of 75,279,174 shares (the “Shares”) of both Class A common stock and Class B common stock (collectively, the “Common Stock”) were present in person or represented by proxy at the 2026 Annual Meeting, representing approximately 90.23% of the outstanding Shares of Common Stock entitled to vote as a single class as of the April 6, 2026 record date.
The following proposals were voted upon at the 2026 Annual Meeting and the final voting results with respect to each such proposal are set forth below.
At the 2026 Annual Meeting, the stockholders elected the following directors to serve on the Company’s Board of Directors until the 2027 annual meeting of stockholders and until each such director’s respective successor is elected and qualified, or until each such director’s death, resignation or removal, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
William A. Hawkins	67,405,961	1,128,994	6,744,219
John A. Bartholdson	68,365,980	168,975	6,744,219
Patrick J. Beyer	68,062,114	472,841	6,744,219
Robert E. Claypoole	68,360,467	174,488	6,744,219
Philip G. Cowdy	67,748,512	786,443	6,744,219
Ajay Dhankhar	68,459,149	75,806	6,744,219
Mary Kay Ladone	67,160,936	1,374,019	6,744,219
Michelle McMurry-Heath	68,073,685	461,270	6,744,219
Guido J. Neels	68,049,659	485,296	6,744,219
Guy P. Nohra	67,767,651	767,304	6,744,219
Susan M. Stalnecker	68,060,987	473,968	6,744,219
Martin P. Sutter	61,710,650	6,824,305	6,744,219
The stockholders also ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The vote for such ratification was 75,228,481 Shares for, 5,021 Shares against, 45,672 Shares abstaining, and no broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: June 4, 2026	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel